UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2017

____________________

GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

____________________

Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 27, 2017, Global Medical REIT Inc. (the “Company”) issued a press release announcing the Company’s operating results for its fourth quarter and fiscal year ended December 31, 2016. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

The information included in this Current Report, including the exhibit related hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press release dated March 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: March 27, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 27, 2017

4